Aspiration Funds

Aspiration Flagship Fund
Ticker Symbol: ASPFX

Supplement dated February 3, 2020 to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI.

At a meeting held on January 30, 2020, the Board of Trustees (the “Board”) of Aspiration Funds determined that it was in the best interests of the shareholders of the Aspiration Flagship Fund (the “Fund”) to liquidate the Fund and approved the liquidation of the Fund pursuant to a Plan of Liquidation (the “Plan”).

Accordingly, effective on or about February 4, 2020, shares of the Fund will no longer be available for purchase (the “Closing Date”).  All shares of the Fund will be liquidated in accordance with the Plan on or about March 5, 2020 (the “Liquidation Date”).

On or about the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund’s Statutory Prospectus.

As soon as practicable after the Closing Date, the Fund will wind up its business and affairs, and the Fund will cease investing its assets in accordance with its stated investment strategies and policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash or cash equivalents. As a result, the Fund will not be able to achieve its investment objective and will deviate from its investment strategies and policies during the period between the Closing Date and the Liquidation Date.

If a shareholder remains invested in the Fund as of the Liquidation Date, the shareholder’s shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. Prior to the liquidation, the Fund may make distributions of income and capital gains. You should consult your tax advisor for information regarding all tax consequences applicable to your investment in the Fund. Shareholders who own Fund shares in a tax deferred account, such as an individual retirement account, should consult their tax advisers regarding the tax consequences applicable to the reinvestment of the proceeds of the liquidating distribution.

Aspiration appreciated your investment in the Fund and believes the course of action explained above is in the best interests of the Fund and its shareholders.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.  THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI, WHICH HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, PROVIDE RELEVANT INFORMATION FOR ALL SHAREHOLDERS AND ARE INCORPORATED BY REFERENCE, AND CAN BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND AT (800)-683-8529 (TOLL FREE) OR BY VISITING WWW.ASPIRATION.COM.